Semper Short Duration Fund
Institutional Class	SEMIX
Investor Class	SEMRX
(the “Fund”)
Supplement dated July 28, 2023 to the Summary Prospectus dated February 28, 2023

At a meeting of the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”) held on July 20, 2023, the Board approved, and recommended approval by a vote of the Fund’s shareholders, an investment advisory agreement between Medalist Partners LP (“Medalist Partners”) and the Trust, on behalf of the Fund (the “New Investment Advisory Agreement”).

Semper Capital Management, L.P. (“Semper Capital”), the current investment adviser to the Fund, and Medalist Partners previously entered into a Services Agreement in October 2022 and a Sub-Advisory Agreement in March 2023, whereby the firms formed a partnership to focus on investment opportunities in the structured credit market. Under this partnership, Medalist Partners has been providing certain investment and support services to Semper Capital and the Fund. On July 14, 2023, Semper Capital and Medalist Partners entered into a new agreement to expand their partnership, whereby, upon obtaining relevant client approvals, Medalist Partners would (1) hire certain employees of Semper Capital and (2) transition all investment and support functions to Medalist Partners (the “Transition”). The Transition is expected to take effect in the third quarter of 2023. Medalist Partners has agreed to an economic sharing arrangement with Semper Capital with respect to the Fund for a period following the Transition. Simultaneously with the effectiveness of the Transition, Semper Capital intends to terminate the investment advisory agreement with the Trust, on behalf of the Fund (“Prior Investment Advisory Agreement”).

Mr. Thomas Mandel, CFA, current Chief Investment Officer of Semper Capital, who has been a portfolio manager of the Fund since the Fund’s inception, will become an employee of Medalist Partners and will continue to be a portfolio manager responsible for day-to-day investment management of the Fund. It is anticipated that effective after the Transition, Mr. Gregory Richter, CEO and Partner of Medalist Partners, will join Thomas Mandel as a portfolio manager for the Fund. Mr. Vesta Marks, who has been a portfolio manager of the Fund since January 2023, will not become an employee of Medalist and will no longer serve as a portfolio manager to the Funds.

The terms of the New Investment Advisory Agreement are substantially identical to the terms of the Prior Investment Advisory Agreement, except for the investment adviser, dates of execution, effectiveness, and termination. The New Investment Advisory Agreement will have the same investment management fee schedule for the Fund as under the Prior Investment Advisory Agreement. Additionally, the expense limitation that is currently in place for the Fund’s total operating expenses will remain unchanged for at least two years from the effective date of the New Investment Advisory Agreement. Once shareholders approve the New Investment Advisory Agreement with Medalist Partners, the name of the Fund will be changed to reflect the name of the new investment adviser. The name of the Fund is expected to change to the Medalist Partners Short Duration Fund. The Fund’s investment policies, strategies, or risks will not change as a result of the Transition.

A special meeting of the Fund’s shareholders is scheduled to be held in September 2023. In the coming weeks, the Fund’s shareholders of record will receive a proxy statement soliciting their vote with respect to the proposed New Investment Advisory Agreement. If the Fund’s shareholders approve the New Investment Advisory Agreement, Medalist Partners will assume the responsibilities of serving as the Fund’s investment adviser and will replace Semper Capital as investment adviser to the Fund. A more complete description of the Proposal, as well as information regarding the factors the Board considered in approving the Proposal, will be provided in the proxy statement. When you receive your proxy statement, please review it and cast your vote so the Fund may avoid any future solicitations. Your vote is important to the Fund.

Please retain this supplement with your Summary Prospectus.